Exhibit 99.1

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

In re MANNKIND CORP. SECURITIES LITIGATION	Case No. 11-cv-00929-GAF (SSx) STIPULATION OF SETTLEMENT

This Document Relates To: ALL ACTIONS

STIPULATION OF SETTLEMENT
Case No. 11-cv-00929-GAF (SSx)

This Stipulation of Settlement is entered into by and between (i) Ki Yong Choi on behalf of himself and all other members of the Settlement Class (collectively, “Plaintiffs”), (ii) MannKind, and (iii) Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, and Peter C. Richardson (collectively, “Settling Individual Defendants”) ((ii) and (iii) are collectively the “Defendants”), each by and through his or its undersigned attorneys. This Stipulation is intended by the Parties hereto to fully, finally and forever resolve, discharge, release and settle the Released Claims and the Released Defendants’ Claims upon and subject to the terms and conditions hereof.

RECITALS

WHEREAS, the following cases were commenced in the United States District Court for the Central District of California, on or after January 31, 2011:

	Abbreviated Case Name	Case Number	Date Filed
1.	Mui v. MannKind Corp.	11-cv-00929-GAF (SSx)	01/31/11
2.	Alessi v. MannKind Corp.	11-cv-001147-PA (Ex)	02/07/11
3.	Ftaiha v. MannKind Corp.	11-cv-01449-JSL (AGRx)	02/16/11
4.	Zelenak v. MannKind Corp.	11-cv-01661-ODW (PLAx)	02/24/11

WHEREAS, by an Order dated March 1, 2011, the above-captioned cases were consolidated for all purposes under the caption In re MannKind Corp. Securities Litigation, Master File No: 11-cv-00929-GAF (SSx) (Dkt. No. 7);

WHEREAS, by an Order dated April 27, 2011, the Court appointed Ki Yong Choi as Lead Plaintiff and appointed the law firms of Pomerantz Haudek Grossman & Gross LLP and Glancy Binkow & Goldberg LLP as Co-Lead Counsel (Dkt. No. 44);

WHEREAS, on June 28, 2011, Lead Plaintiff filed his Corrected Consolidated Class Action Complaint (the “Complaint”) (Dkt. No. 56);

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WHEREAS, by an Order dated December 16, 2011, the Court denied Defendants’ Motion to Dismiss the Complaint (Dkt. No. 74);

WHEREAS, by an Order dated March 2, 2012, the Court denied Defendants’ Motion to Certify for Interlocutory Appeal or, in the Alternative, for Reconsideration of the Court’s December 16, 2011 order (Dkt. No. 87);

WHEREAS, the Parties engaged in written and oral discovery and began to prepare for the filing of Lead Plaintiff’s motion for class certification;

WHEREAS, following arm’s-length negotiations with the assistance of the Hon. Layn R. Phillips (Ret.), Lead Plaintiff and Defendants have agreed to a settlement of the Action (the “Settlement”);

WHEREAS, Co-Lead Counsel, on behalf of Lead Plaintiff, have conducted an investigation relating to the claims and the underlying events and transactions alleged in the Complaint and anticipate conducting certain due diligence as provided for herein;

WHEREAS, Co-Lead Counsel and Lead Plaintiff recognize the expense, risks, and uncertain outcome of any litigation and subsequent appeals, especially for a complex action such as this with its inherent difficulties and delays. Lead Plaintiff, on behalf of himself and all other members of the Settlement Class desires to settle Plaintiffs’ claims against Defendants in this Action on the terms and conditions set forth in this Stipulation. Furthermore, Lead Plaintiff and Co-Lead Counsel: deem said Settlement to be fair, reasonable, adequate and in the best interests of the members of the Settlement Class; do not, by entering into this Stipulation and all related documents, admit or concede any infirmity in the claims Lead Plaintiff has asserted (nor can these documents by used as evidence of such); have agreed that the Released Defendants’ Parties should be released from the Released Claims pursuant to the terms and provisions of this Stipulation; and have agreed to the dismissal of the Action with prejudice, after considering the

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substantial benefits that Lead Plaintiff and all members of the Settlement Class will receive from the Settlement of the Action; and

WHEREAS, Defendants, while continuing to deny all allegations of wrongdoing or liability whatsoever arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action, also recognize the expense, risks and uncertain outcome of any litigation, especially a complex action such as this, and Defendants desire to settle the claims against them so as to avoid lengthy, distracting and time-consuming litigation and the burden, inconvenience and expense connected therewith, without in any way acknowledging any fault or liability, such that this Stipulation and all related documents are not, and shall not in any event be construed or deemed to be evidence of an admission or concession on the part of Defendants with respect to any claim of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that Defendants have asserted.

WHEREAS, in exchange for a dismissal of the Action with prejudice, pursuant to the terms agreed upon herein, Defendants have agreed to a complete release of the Released Plaintiffs’ Parties from any and all Released Defendants’ Claims, as defined herein.

NOW, THEREFORE, IT IS HEREBY STIPULATED, CONSENTED TO AND AGREED, between Lead Plaintiff and Defendants, by and through their respective attorneys or counsel of record, that the Action, the Released Claims as against the Released Defendants’ Parties, and the Released Defendants’ Claims as against the Released Plaintiffs’ Parties, shall be settled, compromised, and dismissed with prejudice, subject to the approval of the Court, in the manner and upon the terms and conditions hereafter set forth:

I.	CERTAIN DEFINITIONS

To the extent not otherwise defined herein, as used in this Stipulation, the following terms have the meanings specified below:

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A. “Action” means the consolidated securities class action pending in this Court under the caption In re MannKind Corp. Securities Litigation, Master File 11-cv-00929-GAF (SSx), including, without limitation, all cases consolidated under that caption.

B. “Authorized Claimant” means a member of the Settlement Class who submits a timely and valid Proof of Claim and Release form to the Settlement Administrator and whose proof of claim is not rejected. Only those members of the Settlement Class filing valid and timely Proofs of Claim and Releases shall be entitled to receive any distributions from the Net Settlement Fund.

C. “Co-Lead Counsel” means the law firms of Pomerantz Haudek Grossman & Gross LLP and Glancy Binkow & Goldberg LLP.

D. “Court” means the United States District Court for the Central District of California.

E. “Defendants” means MannKind Corp., Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, and Peter C. Richardson.

F. “Effective Date” means the date on which all of the conditions to the Settlement, set forth in Section XI.A, are satisfied.

G. “Escrow Account” means the interest-bearing account created pursuant to Section II.

H. “Escrow Agent” means a federally chartered bank designated by Co-Lead Counsel. The Escrow Agent shall perform the duties as set forth in this Stipulation.

I. “Execution Date” means the last date upon which this Stipulation has been signed by all the signatories hereto through their counsel.

J. “Final” means, with respect to any judgment or order, including but not limited to the Final Judgment, that such judgment or order represents a final and binding determination of all issues within its scope and is not subject to further review on appeal or otherwise. Without limitation, a judgment or order becomes

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“Final” when: (a) the time within which to seek review, alteration, amendment or appeal of such judgment or order, including (if applicable) any three-day period for service by mail under Federal Rule of Civil Procedure 6(a) and (e) or any such service period applicable to an action in state court, has expired without any review, alteration, amendment or appeal having been sought or taken; or (b) if an appeal, petition for writ of certiorari, motion or other application for review, alteration or amendment is filed, sought or taken, the date as of which such appeal, petition, motion or other application shall have been finally determined in such a manner as to affirm the Court’s original order in its entirety and the time, if any, for seeking further review has expired.

K. “Final Settlement Approval Hearing” means the final hearing to be held by the Court to determine whether the proposed Settlement should be approved as fair, reasonable and adequate; whether an order approving the Settlement should be entered thereon; whether the Plan of Allocation of the Settlement Fund should be approved; and whether and in what amounts to award attorneys’ fees and expenses to Co-Lead Counsel and reimbursement to Lead Plaintiff.

L. “Gross Settlement Fund” means the Settlement Amount plus all interest earned thereon.

M. “Judgment” or “Final Judgment” means the judgment to be entered by the Court, substantially in the form of Exhibit E hereto.

N. “Lead Plaintiff” means Ki Yong Choi.

O. “MannKind” means MannKind Corp., a Delaware corporation.

P. “Net Settlement Fund” means the Gross Settlement Fund, less: (i) attorneys’ fees and expenses; (ii) taxes and tax expenses; (iii) Notice and Administration Expenses; and (iv) a reimbursement award to Lead Plaintiff, if any.

Q. “Notice and Administration Account” means the interest-bearing account to be established and maintained by the Settlement Administrator from the

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Gross Settlement Fund. The Notice and Administration Account may be drawn upon by the Settlement Administrator for Notice and Administration Expenses without prior approval of the Court.

R. “Notice and Administration Expenses” means all expenses incurred (whether or not paid) in connection with the Settlement administration, and shall include, among other things, the cost of publishing Summary Notice (as defined in Section V.A, below) on a national business internet wireservice; printing and mailing the Mailed Notice (as defined in Section V.A, below), as directed by the Court; and the cost of processing proofs of claim and distributing the Net Settlement Fund to Settlement Class Members who timely submit a valid Proof of Claim and Release.

S. “Opt-Out Threshold” has the meaning set forth in Section XI.G hereof and in the Supplemental Agreement.

T. “Parties” means Plaintiffs and Defendants. The “Parties hereto” means all those Persons whose counsel have signed this Stipulation on their behalf.

U. “Person” means any individual, corporation, partnership (whether general or limited), limited liability company, association, affiliate, joint stock company, trust, estate, unincorporated association, government and any political subdivision thereof, and any other type of legal or political entity.

V. “Plan of Allocation” means the plan or formula of allocation of the Net Settlement Fund, to be approved by the Court, which plan or formula shall govern the distribution of the Net Settlement Fund to Authorized Claimants. The Plan of Allocation is not a part of this Stipulation, the Defendants shall not have any responsibility or liability with respect thereto, and any order or proceedings relating to the Plan of Allocation shall not operate to terminate or cancel this Stipulation or affect the finality of the Final Judgment or any other orders entered by the Court pursuant to this Stipulation.

W. “Released Claims” shall mean any and all actions, suits, claims, debts,

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demands, rights, causes of action, proofs of claim or liabilities of every nature and description whatsoever (including, but not limited to, claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, or liability whatsoever), whether based in law or equity, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, matured or not matured, pursuant to federal, state, local, statutory or common law, or any other law, rule or regulation, whether foreign or domestic, including both known claims and Unknown Claims (as defined herein), whether or not concealed or hidden (including but not limited to claims for securities fraud, negligence, gross negligence, professional negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, aiding or abetting a breach of fiduciary duty, breach of contract, unjust enrichment, corporate waste, or violations of any statutes, rules, duties or regulations), that have been or could have been or could in the future be asserted in any forum, whether foreign or domestic, by Lead Plaintiff, any member of the Settlement Class, or their successors, assigns, executors, administrators, representatives, attorneys, agents, affiliates, and partners, and any Persons they represent or any of them, whether brought directly or indirectly against any of the Released Defendants’ Parties, which arise out of, are based on, or relate in any way, directly or indirectly, to any of the allegations, acts, transactions, facts, events, matters, occurrences, representations or omissions involved, set forth, alleged or referred to, in the Action, or which could have been alleged in the Action based upon the facts alleged in the Complaint or any of the individual complaints filed in the Action, and which arise out of, are based upon, or relate in any way, directly or indirectly, to the purchase or sale of any MannKind common stock by any Settlement Class Member during the Settlement Class Period, except claims to enforce the Settlement.

X. “Released Defendants’ Claims” shall mean any and all actions, suits, claims, debts, demands, rights, causes of action, proofs of claim or liabilities of

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every nature and description whatsoever (including, but not limited to, claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, or liability whatsoever), whether based in law or equity, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, matured or not matured, pursuant to federal, state, local, statutory or common law, or any other law, rule or regulation, whether foreign or domestic, including both known claims and Unknown Claims (as defined herein), whether or not concealed or hidden, that have been or could have been or could in the future be asserted in any forum, whether foreign or domestic, by any of the Defendants, or their successors, assigns, executors, administrators, representatives, attorneys, agents, affiliates, and partners, and any Persons they represent or any of them, whether brought directly or indirectly against the Lead Plaintiff, Settlement Class Members, their attorneys, or against any of the Released Plaintiffs’ Parties, which arise out of or relate in any way to the institution, prosecution, or Settlement of the Action, except for claims to enforce the Settlement.

Y. “Released Parties” means each and all of the Plaintiffs, Defendants, and each of their respective immediate family members, heirs, executors, administrators, successors, and assigns; Plaintiffs’ and Defendants’ present, former and future employees, insurers, officers, directors, partners, attorneys, legal representatives, receivers and agents; any person or entity which is or was related to or affiliated with any Defendant or Plaintiff, or in which any Defendant or Plaintiff has or had a controlling interest; and the present, former and future parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, partners, attorneys, assigns, and agents of all of the foregoing. For ease of reference herein, the Stipulation sometimes refers to each set of the enumerated persons and entities as “Released Plaintiffs’ Parties” and “Released Defendants Parties”.

Z. “Settling Individual Defendants” or “Settling Individual Defendant”

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means Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, and Peter C. Richardson, or any of them.

AA. “Settlement Administrator” means the Garden City Group, which shall administer the Settlement.

BB. “Settlement Amount” means (a) $16 million (sixteen million dollars) in cash and (b) shares of MannKind common stock that MannKind shall issue in accordance with the provisions set forth in Section II.

CC. “Settlement Class” or “Settlement Class Members” means, for purposes of this Settlement only, all persons or entities who, during the Settlement Class Period, purchased publicly traded shares of MannKind common stock. Excluded from the definition of “Settlement Class” and “Settlement Class Members” are: (a) Defendants; any parent or subsidiary, present or former director, officer, or subsidiary of MannKind; any entity in which any excluded person has a controlling interest; their legal representatives, heirs, successors and assigns; any immediate family member of a Settling Individual Defendant; and (b) any putative members of the Settlement Class who timely and validly exclude themselves from the Settlement Class in accordance with the requirements set forth in the Mailed Notice and Rule 23 of the Federal Rules of Civil Procedure.

DD. “Settlement Class Period” means the period of time from May 4, 2010, through February 11, 2011, both dates inclusive.

EE. “Settlement Fund” means the payments to be made in accordance with Section II of this Stipulation.

FF. “Settlement Shares” means the shares of MannKind common stock that MannKind shall issue in accordance with the provisions set forth in Section II hereof.

GG. “Supplemental Agreement” means the agreement executed by Co-Lead Counsel and Defendants’ counsel simultaneously herewith and described in Section XI.G hereof.

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HH. “Unknown Claims” means any and all claims, demands, rights, liabilities, and causes of action of every nature and description which Lead Plaintiff, any member of the Settlement Class or any Defendant does not know or suspect to exist in his, her or its favor at or after the Execution Date and including, without limitation, those which, if known by him, her or it, might have affected his, her or its decision(s) with respect to the Settlement. With respect to any and all Released Claims and Released Defendants’ Claims, the Parties hereto stipulate and agree that, upon the Effective Date, Lead Plaintiff and Defendants shall expressly waive, and each of the Settlement Class Members shall be deemed to have waived, and by operation of the Final Judgment shall have waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Lead Plaintiff and Defendants and the members of the Settlement Class may hereafter discover facts in addition to or different from those that any of them now know or believe to be true with respect to the subject matter of the Released Claims, or the Released Defendants’ Claims but Lead Plaintiff and Defendants shall expressly have, and each member of the Settlement Class shall be deemed to have and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims and the Released Defendants’ Claims known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, that now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, reckless, intentional,

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with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Lead Plaintiff and Defendants acknowledge, and the members of the Settlement Class by operation of the Judgment shall be deemed to have acknowledged, that the waivers contained in this paragraph, and the inclusion of “Unknown Claims” in the definition of Released Claims and Released Defendants’ Claims, were separately bargained for and are key elements of the Settlement.

II.	THE SETTLEMENT CONSIDERATION

A. Within fifteen (15) business days following preliminary approval of the Settlement by the Court, MannKind or its insurers shall pay or cause to be paid $16 million (sixteen million dollars) in cash into a separate, interest-bearing escrow account maintained by the Escrow Agent on behalf of Lead Plaintiff and the Settlement Class (the “Escrow Account”).

B. Within five (5) business days following the Court’s entry of an order of Final Judgment (the “Final Judgment Date”), MannKind shall transfer 2,777,778 shares of its common stock into the Escrow Account. If the consolidated closing bid price for MannKind’s common stock as reported by The NASDAQ Global Market (the “Closing Price”) is below $1.00 per share on the Final Judgment Date, then within five (5) business days following the Final Judgment Date, MannKind shall transfer an additional 1,000,000 (one million) shares of its common stock into the Escrow Account. If the Closing Price on the Final Judgment Date is $1.00 per share or more, then no additional shares over the 2,777,778 shall be transferred to the Escrow Account. The Settlement Shares will be exempt from registration pursuant to Section 3(a)(10) under the Securities Act of 1933, as amended, and will be identical in all respects to MannKind’s currently outstanding shares of common stock.

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III.	THE ESCROW ACCOUNT

A. The Escrow Account, including any interest earned thereon net of any taxes on the income thereof, shall be used to pay: (i) attorneys’ fees and expenses, (ii) taxes and tax expenses, (iii) Notice and Administration Expenses, and (iv) reimbursement awards to Lead Plaintiff. The balance of the Escrow Account shall be the Net Settlement Fund and shall be distributed to the Authorized Claimants as set forth in the Plan of Allocation. Lead Plaintiff and Settlement Class Members shall look solely to the Net Settlement Fund for payment and satisfaction of any and all Released Claims.

B. All funds held by the Escrow Agent shall be deemed in custodia legis of the Court and shall remain subject to the jurisdiction of the Court until such time as such funds shall be distributed pursuant to the Stipulation and/or further orders of the Court.

C. Until the Effective Date, the cash portion of the Settlement Consideration shall only be invested directly in United States Treasury Bills with a maturity of ninety (90) days or less and held in an account at a nationally recognized financial institution. After the Effective Date, the Escrow Agent shall invest any funds in excess of two-hundred fifty thousand dollars ($250,000) deposited into the Notice and Administrative Account pursuant to Section IV.A in instruments backed by the full faith and credit of the government of the United States of America, including but not limited to those issued by the Certificate of Deposit Account Registry Service (“CDARS”) or the Government National Mortgage Association (“GNMAs” or “Ginnie Maes”), and shall collect and reinvest all interest accrued thereon in the same instruments. Any funds held in escrow in amounts of less than $250,000 may be held in an interest-bearing account insured by the Federal Deposit Insurance Corporation (“FDIC”).

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D. The Escrow Agent shall not disburse the Gross Settlement Fund except as provided in this Stipulation, by order of the Court, or with the prior written agreement of counsel for Defendants and Co-Lead Counsel.

E. The Escrow Agent shall be authorized to execute only such transactions as are consistent with the terms of this Stipulation and the order(s) of the Court.

F. After the Effective Date, Defendants shall have no interest in the Gross Settlement Fund or in the Net Settlement Fund.

G. MannKind, its insurers, and the Settling Individual Defendants shall have no liability and shall be held harmless for any losses arising from (a) the investment of any portion of the Settlement Fund other than in accordance with this Stipulation, or (b) the disbursement of any portion of the Gross Settlement Fund other than in accordance with this Stipulation.

IV.	THE NOTICE AND ADMINISTRATION ACCOUNT

A. The Settlement Administrator shall establish and administer the Notice and Administration Account. The Notice and Administration Account shall be established using funds in the Gross Settlement Fund and shall be used only for the payment of Notice and Administration Expenses. Funds deposited in the Notice and Administration Account shall not be excessive, and the Escrow Agent shall not deposit more than $250,000 into the Notice and Administration Account from the Gross Settlement Fund without obtaining prior written approval from counsel for Defendants.

B. The Escrow Agent is authorized to transfer funds from the Gross Settlement Fund to the Notice and Administration Account for Notice and Administration Expenses.

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V.	PRELIMINARY APPROVAL ORDER, NOTICE ORDER, AND SETTLEMENT HEARING

A. The Parties shall submit this Stipulation together with its exhibits to the Court, and Lead Plaintiff shall apply for entry of an order (the “Preliminary Approval Order”) substantially in the form and content of Exhibit A attached hereto, requesting, inter alia, the preliminary approval of the Settlement as set forth in the Stipulation, and final approval of forms of notice to be mailed to all potential Settlement Class Members who can be identified with reasonable effort (the “Mailed Notice”) and to be published (the “Summary Notice”), substantially in the forms and contents of Exhibits B and C hereto, respectively. The Mailed Notice shall include a proof of claim, substantially in the form of Exhibit D attached hereto (the “Proof of Claim and Release”), the general terms of the Settlement set forth in the Stipulation, and shall set forth the procedure by which Persons who otherwise would be members of the Settlement Class may request to be excluded from the Settlement Class. MannKind shall assist Co-Lead Counsel and/or the Settlement Administrator in obtaining, from MannKind’s transfer agent, records of ownership as necessary to process and administer the Mailed Notice. The cost, if any, associated with compiling and/or delivering these records from the transfer agent to Co-Lead Counsel or the Settlement Administrator shall be payable to the transfer agent from the Settlement Fund.

B. The Parties shall request that, after the Mailed Notice and Summary Notice have been mailed and published, respectively, in accordance with this Stipulation, the Court hold the Final Approval Settlement Hearing and finally approve the settlement of the Action with respect to the Parties.

C. The Parties hereby stipulate to certification of the Settlement Class, pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure, solely for purposes of this Stipulation and the Settlement set forth herein. If this Stipulation is not approved by the Court, however, then (a) Defendants shall retain all rights to (i)

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object to and oppose class certification, or (ii) challenge the standing of Lead Plaintiff or any other intervening plaintiff; and (b) this Stipulation and any motion or other papers filed in support of its approval shall not be offered as evidence of any agreement, admission or concession that any class should be or remain certified in the Action or that Lead Plaintiff or any other intervening plaintiff has standing or any legal right to represent any class.

VI.	FINAL JUDGMENT APPROVING THE SETTLEMENT

A. At the Final Settlement Approval Hearing, the Parties shall jointly request entry of the Final Judgment, substantially in the form attached hereto as Exhibit E.

B. Such form shall include the following language: In accordance with 15 U.S.C. § 78u-4(f)(7)(A), any and all claims for contribution, equitable indemnity, or any claims however designated that seek equivalent relief are hereby permanently barred and discharged if the claim or claims:

1. arise out of the Action or any Released Claim, including any claim arising out of, relating to, or connected in any way with (a) the purchase of MannKind common stock on the open market during the Settlement Class Period; and (b) the facts, transactions, events, occurrences, acts, disclosures, statements, omissions, or failures to act which were, or could have been alleged, in the Action or in any other forum, based upon, relating to or arising from the facts which were or could have been alleged in the Action; and

2. are filed by any Person against MannKind or any Individual Defendant, or filed by MannKind or any Individual Defendant against any Person; except that MannKind expressly reserves the right to seek contribution, equitable indemnity, or any claim seeking equivalent relief against any Person (other than the Individual Defendants, Plaintiffs, and their Related Parties, as defined in the Stipulation) whose liability has been extinguished by the Settlement.

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VII.	ATTORNEYS’ FEES AND EXPENSES

A. Lead Counsel may submit an application or applications (the “Fee and Expense Application”) for distributions to Co-Lead Counsel from the Settlement Fund for: (a) an award of attorneys’ fees; plus (b) reimbursement of actual costs and expenses, including experts or consultants, incurred in connection with prosecuting the Action plus any interest on such attorneys’ fees, costs and expenses at the same rate and for the same periods as earned by the Gross Settlement Fund (until paid) as may be awarded by the Court. Co-Lead Counsel reserves the right to make additional applications for fees and expenses incurred, if necessary.

B. The attorneys’ fees and expenses, including the fees and expenses of experts and consultants, as awarded and ordered by the Court (“Fee Award”), shall be payable to Co-Lead Counsel from the Settlement Fund upon the entry of the Court’s order awarding such fees and expenses. The cash portion of the Fee Award shall be paid to Co-Lead Counsel five (5) business days after the entry of the Final Judgment, and the Settlement Share portion of the Fee Award shall be delivered to Co-Lead Counsel five (5) business days after MannKind’s transfer of the common stock to the Escrow Account as set forth in section II.B. MannKind shall use its best efforts to assist the transfer of Co-Lead Counsel’s proportionate share of the Settlement Shares, and shall bear the reasonable cost, if any, charged by the transfer agent for this transfer. If the Fee Award is reduced or reversed on appeal, then Co-Lead Counsel shall, within five (5) business days of a Final order by the Court of Appeals or the Supreme Court directing such reduction or reversal, refund to the Settlement Fund all or any portion of the Fee Award as directed by the Final order, and the refund of all or any portion of the Fee Award shall be distributed by the Escrow Agent to the Class pursuant to the manner directed in the Final order.

C. The procedure for and allowance or disallowance by the Court of any application by Co-Lead Counsel for attorneys’ fees and expenses, including the fees and expenses of experts and consultants, to be paid out of the Settlement Fund or

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the Settlement Shares, are not part of the Settlement set forth in this Stipulation and are to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in this Stipulation; and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to modify, terminate, or cancel this Stipulation, or affect or delay the finality of the Judgment approving this Stipulation and the Settlement of the Action.

D. Defendants and their Related Parties shall have no responsibility for, and no liability whatsoever with respect to, any payment to Co-Lead Counsel or any other Plaintiffs’ counsel and/or any other Person who receives payment from the Settlement Fund.

E. Defendants and their Related Parties shall have no responsibility for, and no liability whatsoever with respect to, the allocation among Co-Lead Counsel and/or any other Person who may assert some claim thereto, of any Fee Award that the Court may make in the Action.

F. Co-Lead Counsel may submit an application to the Court to authorize the payment of a Compensatory Award for the time and expenses expended by Lead Plaintiff in assisting Co-Lead Counsel in the litigation of this Action. Any Compensatory Award to Lead Plaintiff shall be payable five (5) days after the Effective Date, in cash, and from the Settlement Fund only.

VIII.	ADMINISTRATION AND CALCULATION OF CLAIMS, FINAL AWARDS AND DISTRIBUTION OF NET SETTLEMENT FUND

A. Each Settlement Class Member wishing to participate in the Settlement shall be required to submit a Proof of Claim and Release in the form annexed hereto as Exhibit D, signed under penalty of perjury by the beneficial owner(s) of the stock or by someone with documented authority to sign for the beneficial owner(s), and

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supported by such documentation as specified in the instructions accompanying the Proof of Claim and Release.

B. All Proofs of Claim and Releases must be received within the time prescribed in the Preliminary Approval Order unless otherwise ordered by the Court. Any Settlement Class Member who fails to submit a properly completed Proof of Claim and Release within such period as shall be authorized by the Court shall be forever barred from receiving any payments pursuant to this Stipulation or from the Net Settlement Fund, but will in all other respects be subject to the provisions of this Stipulation and the Final Judgment, including, without limitation, the release of the Released Claims and dismissal of the Action with prejudice.

C. The Settlement Administrator shall administer the Settlement subject to such approvals by the Court as circumstances may require.

D. Each Proof of Claim and Release shall be submitted to the Settlement Administrator who shall determine, in accordance with this Stipulation and the Plan of Allocation to be formulated by Co-Lead Counsel, for approval by the Court, the extent, if any, to which each claim shall be allowed, subject to appeal to the Court.

E. The Settlement Administrator shall administer and calculate the claims submitted by the members of the Settlement Class, determine the extent to which claims shall be allowed, and oversee distribution of the Net Settlement Fund subject to appeal to, and jurisdiction of, the Court. Neither Co-Lead Counsel, its designees or agents, Lead Plaintiff, the Defendants’ counsel, nor the Defendants shall have any liability arising out of such determination.

F. The administrative determination of the Settlement Administrator accepting and rejecting claims shall be presented to the Court, on notice to the Defendants’ counsel, for approval by the Court.

G. Following the Effective Date and upon application to the Court by Co-Lead Counsel, the Net Settlement Fund shall be distributed to Authorized

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Claimants by the Settlement Administrator for the cash portion of the Settlement and by MannKind’s transfer agent for the stock portion of the Settlement.

H. The transfer agent shall issue certificates evidencing Settlement Shares registered in the respective names of the Authorized Claimants or, if acceptable to MannKind and Co-Lead Counsel (with such acceptance not to be unreasonably withheld), through “book-entry” registration, provided that all Settlement Shares issued directly to the Settlement Fund shall be registered only in “book-entry” form. The Settlement Administrator shall use the format that the transfer agent may reasonably prescribe for delivery to the transfer agent of the information contemplated to effectuate the transfer of the Settlement Shares. Each of MannKind and the transfer agent has the right to rely on the accuracy and completeness of the information provided by the Settlement Administrator or Authorized Claimants with respect to the issuance of Settlement Shares. Neither MannKind nor the transfer agent shall have any responsibility for, interest in, or liability whatsoever with respect to the accuracy or completeness of the information provided by the Settlement Administrator or any Authorized Claimant in respect of the issuance of Settlement Shares, or any losses incurred in connection therewith. All Settlement Shares issued pursuant to this Settlement shall be rounded to the nearest whole number of shares of common stock and no fractional shares shall be issued. Any Settlement Shares issued pursuant to this Settlement shall be listed on a national securities exchange and shall not bear any legend restricting the transferability thereof. The reasonable costs and expenses of the transfer agent with respect to the issuance and delivery of Settlement Shares shall be paid by MannKind.

I. The Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with the terms of this Stipulation and a Plan of Allocation to be approved by the Court, subject to and in accordance with the following:

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1. Any such Plan of Allocation is not a part of this Stipulation and it is not a condition of this Settlement that any particular Plan of Allocation be approved.

2. No funds from the Net Settlement Fund shall be distributed to Authorized Claimants until after the Effective Date.

3. Each Settlement Class Member who claims to be an Authorized Claimant shall be required to submit to the Settlement Administrator a completed Proof of Claim and Release signed under penalty of perjury and supported by such documents as specified in the Proof of Claim and Release and as are reasonably available to such Settlement Class Member.

4. Except as otherwise ordered by the Court, all Settlement Class Members who fail timely to submit a Proof of Claim and Release within such period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to the Stipulation and the Settlement set forth herein, but shall in all other respects be subject to and bound by the provisions of the Stipulation, the releases contained herein, and the Final Judgment.

5. All Persons who fall within the definition of the Settlement Class and who do not timely and validly request to be excluded from the Settlement Class in accordance with the instructions set forth in the Mailed Notice (as defined in Section V.A, above) shall be subject to and bound by the provisions of this Stipulation, the releases contained herein, and the Final Judgment with respect to all Released Claims, regardless of whether such Persons seek or obtain by any means, including, without limitation, by submitting a Proof of Claim and Release or any similar document, any distribution from the Gross Settlement Fund or the Net Settlement Fund.

J. Neither the Defendants nor their counsel shall have any responsibility for, interest in, or liability whatsoever with respect to the investment or distribution of the Gross Settlement Fund, the Plan of Allocation, the determination,

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administration, or calculation of claims, the distribution of the Net Settlement Fund, or any losses incurred in connection with any such matters.

K. The Defendants shall have no involvement in the solicitation or review of Proofs of Claim and Releases, or involvement in the administration process, which will be conducted by the Settlement Administrator in accordance with this Stipulation.

L. Any change in the allocation of the Net Settlement Fund ordered by the Court shall not affect the validity or finality of this Settlement.

M. No Person shall have any claim against Lead Plaintiff or Co-Lead Counsel, the Settlement Administrator, Defendants or their respective counsel based on investments or distributions made substantially in accordance with this Stipulation and the Settlement contained herein, the Plan of Allocation or further orders of the Court.

IX.	DUE DILIGENCE

A. The Settlement is subject to the completion of reasonable due diligence by Lead Plaintiff, the scope and timing of which shall be reasonable and mutually agreed upon by the Parties hereto. All due diligence conducted hereunder shall be considered confidential and treated accordingly under the terms of the stipulated protective order signed by the Parties on or about March 15, 2012, and shall be for the sole purpose of assessing the reasonableness and adequacy of the Settlement.

B. Lead Plaintiff, by and through Co-Lead Counsel, shall have the right to withdraw from the proposed Settlement at any time prior to filing its motion for final approval of the Parties’ proposed Settlement if, in its discretion, information reviewed during due diligence renders the proposed Settlement unfair, unreasonable, and inadequate. In the event that the Settlement is terminated for any reason, or if the Effective Date fails to occur, Lead Plaintiff shall return all due-diligence materials made available to it and is prohibited from using any facts

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learned in due diligence in any subsequent complaint unless and until such facts are later obtained during the course of the litigation.

X.	TAX TREATMENT

A. The Parties, their counsel, the Court, and the Escrow Agent shall treat the Escrow Account as being at all times a “qualified settlement fund” within the meaning of Treas. Reg. § 1.468B-1 for all periods on and after the date of the Court order preliminarily approving this Stipulation. The Parties, their counsel, the Court and the Escrow Agent agree to take no action inconsistent with the treatment of the Escrow Account in such manner. In addition, the Settlement Administrator, Escrow Agent, and as necessary, the Defendants, shall make the “relation back election” (as defined in Treas. Reg. § 1.468B-1(j)) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Settlement Administrator to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties and thereafter to cause the appropriate filing to occur. All provisions of this Stipulation shall be interpreted in a manner that is consistent with the Escrow Account being a “qualified settlement fund” within the meaning of Treas. Reg. § 1.468B-1.

B. For the purpose of § 468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the “administrator” shall be the Settlement Administrator. The Settlement Administrator shall satisfy the administrative requirements imposed by Treas. Reg. § 1.468B-2 by, e.g., (i) obtaining a taxpayer identification number, (ii) timely and properly satisfying any information reporting or withholding requirements imposed on distributions from the Escrow Account, and (iii) timely and properly filing or causing to be filed on a timely basis, all federal, state, local and foreign tax returns and other tax related statements necessary or advisable with respect to the Escrow Account (including, without limitation, all income tax returns, all informational returns, and all returns

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described in Treas. Reg. § 1.468B-2(1), and timely and properly paying any taxes imposed on the Escrow Account. Such returns and Statements (as well as the election described in X.A hereof) shall be consistent with this X.B and in all events shall reflect that all taxes (including any estimated taxes, interest or penalties) on the income earned by the Escrow Account shall be paid out of the Escrow Account as provided in X.C hereof.

C. All (i) taxes arising with respect to the income earned by the Escrow Account and (ii) tax expenses shall be paid out of the Escrow Account. Further, taxes and the tax expenses shall be treated as, and considered to be, a cost of administration of the Settlement and shall be timely paid by the Escrow Agent out of the Escrow Account without prior order from the Court, and the Escrow Agent shall be obligated (notwithstanding anything herein to contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts (as well as any amounts that may be required to be deducted or withheld under Treas. Reg. § 1.468B-2(1)(2)). All Parties and their tax attorneys and accountants shall to the extent reasonably necessary carry out the provisions of paragraphs A-C of this Section.

D. The Defendants shall have no responsibility to make any filings relating to the Escrow Account and will have no responsibility to pay tax on any income earned by the Escrow Account. In the event this Stipulation is canceled or terminated, MannKind shall be responsible for the payment of all taxes (including any interest or penalties), if any, on its portion of said income.

XI.	CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION

A. This Stipulation shall be subject to the following conditions and, except as provided herein, shall be canceled and terminated unless:

1. The Court enters the Preliminary Approval Order, as provided in Section V;

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2. MannKind or its insurers shall have timely transferred, or caused to be transferred, the cash portion of the Settlement Amount ($16 million), and MannKind shall have transferred the Settlement Shares as provided in Section II;

3. The Court has approved the Settlement as described herein, following notice to the Settlement Class and a Hearing, as prescribed by Rule 23 of the Federal Rules of Civil Procedure, and has entered the Final Judgment, as provided in Section VI;

4. The time within which MannKind may exercise its option to terminate this Stipulation in accordance with the terms of the Supplemental Agreement shall have expired without the exercise of that option;

5. The Court shall have entered the Judgment, in all material respects in the form set forth in Exhibit E attached hereto, or an order and Final Judgment in a form that is not in all material respects identical to Exhibit E attached hereto (an “Alternative Judgment”) and Defendants do not elect to terminate the Settlement following the entry of such Alternative Judgment;

6. Counsel for all Persons listed on the signature pages of this Stipulation have executed this Stipulation; and

7. The Judgment, or any Alternative Judgment, has become Final.

B. Upon the Effective Date:

1. Lead Plaintiff and the Settlement Class Members, on behalf of themselves, and to the fullest extent permitted by law, their heirs, executors, administrators, personal representatives, attorneys, agents, partners, successors and assigns, and any other Person claiming (now or in the future) to have acted through or on behalf of them, shall hereby be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever, released, relinquished, settled and discharged the Released Defendants’ Parties from the Released Claims and shall be permanently barred and enjoined from instituting, commencing, or prosecuting any

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Released Claim against any of the Released Defendants’ Parties directly, indirectly or in any other capacity, whether or not such members of the Settlement Class execute and deliver a Proof of Claim and Release to the Settlement Administrator.

2. The Defendants, on behalf of themselves, and to the fullest extent permitted by law, their heirs, executors, administrators, personal representatives, attorneys, agents, partners, successors and assigns, and any other Person claiming (now or in the future) to have acted through or on behalf of them, shall hereby be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever, released, relinquished, settled and discharged the Lead Plaintiff, the members of the Settlement Class, their attorneys, and the Released Plaintiffs’ Parties from the Released Defendants’ Claims and shall be permanently barred and enjoined from instituting, commencing, or prosecuting any Released Defendants’ Claim against any of them directly, indirectly or in any other capacity.

C. If all of the conditions specified in paragraph A of this Section are not met, then this Stipulation shall be canceled and terminated, unless Co-Lead Counsel and Defendants’ counsel mutually agree in writing to proceed with the Settlement.

D. If either (a) the Effective Date does not occur, (b) this Stipulation is canceled or terminated pursuant to its terms, or (c) this Stipulation does not become final for any reason, then the Gross Settlement Fund and all interest earned on the Gross Settlement Fund while held in escrow (less Notice and Administration Expenses paid or incurred), plus any amount then remaining in the Notice and Administration Account, including both interest paid and accrued (less expenses and costs which have not yet been paid but which are properly chargeable to the Notice and Administration Account), shall be refunded by the Settlement Administrator and/or the Escrow Agent to MannKind and its respective insurers in accordance with the amounts contributed by each such Person pursuant to Section II.A of this Stipulation. The Settlement Administrator and/or the Escrow Agent

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shall make the refund described in the preceding sentence within ten (10) business days of such cancellation or termination.

E. Upon the occurrence of all of the events specified in paragraph A of this Section, the obligation of the Settlement Administrator and/or the Escrow Agent to return funds from the Gross Settlement Fund to MannKind and/or its respective insurers pursuant to paragraph D of this Section, shall be absolutely and forever extinguished.

F. If either (a) the Effective Date does not occur, (b) this Stipulation is canceled or terminated pursuant to its terms, or (c) this Stipulation does not become final for any reason, all of the Parties to this Stipulation shall be deemed to have reverted to their respective status as of May 17, 2012, and they shall proceed in all respects as if this Stipulation had not been executed and the related orders had not been entered, preserving in that event all of their respective claims and defenses in the Action. Notwithstanding the foregoing language, the following provisions of this Stipulation shall survive any termination or cancellation of the Settlement: this Section XI.F; Section XI.D (“Conditions of Settlement, Effect of Disapproval Cancellation or Termination”); Section XII (“No Admissions”); and, to the extent applicable, Section XIII (“Miscellaneous Provisions”).

G. Notwithstanding any other provision or paragraph in this Stipulation, MannKind may, in accordance with the terms set forth in the Parties’ Supplemental Agreement, and in its sole discretion, elect in writing to terminate the Settlement and this Stipulation if the Opt-Out Threshold is exceeded and not cured in accordance with the terms of the Supplemental Agreement. Unless otherwise directed by the Court, the Supplemental Agreement will not be filed with the Court, and if ordered by the Court, shall be filed under seal.

XII.	NO ADMISSIONS

A. The Parties hereto intend the Settlement as described herein to be a final and complete resolution of all disputes between them with respect to the

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Action and entry in this Settlement shall not be deemed an admission by any Plaintiff or Defendant as to the merits of any claim or defense or any allegation made in the Action.

B. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity or infirmity of any Released Claim, of any allegation made in the Action, or of any wrongdoing or liability of any of the Released Parties; (b) is or may be deemed to be or may be used as an admission of, or evidence of, any liability, fault or omission of any of the Released Parties in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; or (c) is or may be deemed to be or may be used as an admission or evidence that Lead Plaintiff and the Settlement Class Members would have received less than the Settlement Amount had the Action been prosecuted to conclusion. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that any of the Released Parties may file this Stipulation and/or the Judgment in any action that may be brought against any of them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

XIII.	MISCELLANEOUS PROVISIONS

A. The Parties hereto: (a) acknowledge that it is their intent to consummate the Settlement contemplated by this Stipulation; (b) agree to cooperate to the extent necessary to effectuate and implement all terms and conditions of this Stipulation; and (c) agree to exercise their best efforts and to act in good faith to accomplish the foregoing terms and conditions of the Stipulation.

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B. All counsel who execute this Stipulation represent and warrant that they have authority to do so on behalf of their respective clients.

C. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein.

D. This Stipulation may be amended or modified only by a written instrument signed by counsel for all Parties hereto or their successors in interest.

E. This Stipulation, exhibits attached hereto, and the Supplemental Agreement constitute the entire agreement between Plaintiffs on the one hand, and Defendants on the other hand, and supersede any and all prior agreements, written or oral, between the Parties. No representations, warranties or inducements have been made concerning this Stipulation or its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.

F. This Stipulation may be executed in one or more original, photocopied or facsimile counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the Parties hereto shall exchange among themselves original signed counterparts and a complete set of original executed counterparts shall be filed with the Court.

G. This Stipulation shall be binding upon, and inure to the benefit of the successors, assigns, executors, administrators, affiliates (including parent companies), heirs and legal representatives of the Parties hereto. No assignment shall relieve any Party hereto of obligations hereunder.

H. All terms of this Stipulation and all exhibits hereto shall be governed and interpreted according to the internal laws of the State of California without regard to its conflicts of law rules and in accordance with the laws of the United States.

I. Defendants, Plaintiffs, and the Released Parties hereby irrevocably submit to the jurisdiction of the Court with respect to enforcement of the terms of

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this Stipulation and for any suit, action, proceeding or dispute arising out of or relating to this Stipulation or the applicability of this Stipulation.

J. The Parties to this Stipulation intend the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by the Settlement Class Members against the Released Defendants’ Parties with respect to the Released Claims and all claims the Defendants and Released Defendants’ Parties have asserted or could assert against Lead Plaintiff, Settlement Class Members, their attorneys and Released Plaintiffs’ Parties with respect to the Released Defendants’ Claims. Accordingly, Plaintiffs and Defendants agree not to assert in any forum that the litigation was brought by Lead Plaintiff or his counsel, or defended by Defendants, or their counsel, in bad faith or without a reasonable basis. The Parties hereto shall assert no claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the prosecution, defense, or settlement of the Action. The Parties agree that the amount paid and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Parties, and reflect a settlement that was reached voluntarily after consultation with experienced legal counsel, and with the assistance of an experienced jurist and mediator, the Hon. Layn R. Phillips (Ret.).

K. This Stipulation, offer of this Stipulation, and compliance with this Stipulation shall not constitute or be construed as an admission by any of the Released Defendants’ Parties of any wrongdoing or liability or by any of the Released Plaintiffs’ Parties of any liability for the institution and prosecution of the Action or of any infirmity with respect to the Released Claims. This Stipulation is to be construed solely as a reflection of the desire of the Parties hereto to facilitate a resolution of the claims in the Action and of the Released Claims. The Parties hereto agree that no Party was or is a “prevailing party” in this case. In no event shall this Stipulation, any of its provisions, or any negotiations, statements or court proceedings relating to its provisions in any way be construed as, offered as,

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received as, used as, or deemed to be evidence of any kind in the Action, any other action, or any judicial (whether civil or criminal), administrative, regulatory or other proceeding, except a proceeding to enforce this Stipulation.

L. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that this Stipulation is the result of arm’s-length negotiations between the Parties and all Parties have contributed substantially and materially to its preparation.

M. MannKind shall use its best efforts to provide Lead Plaintiff with transfer records, or help Lead Plaintiff procure transfer records or other appropriate information that will assist in the identification of Settlement Class Members for the purpose of providing Settlement Class Members with notice of the proposed Settlement.

N. Except as otherwise provided herein, each Party shall bear its own fees and costs.

O. The headings herein are used for the purpose of convenience and are not intended to have legal effect.

P. Notices required or permitted by this Stipulation shall be submitted either by overnight mail or in person as follows:

Notice to Plaintiffs:	Notice to Defendants:

Lionel Z. Glancy

GLANCY BINKOW & GOLDBERG LLP

1925 Century Park East, Suite 2100

Los Angeles, CA 90067

Patrick V. Dahlstrom

POMERANTZ HAUDEK GROSSMAN & GROSS LLP

10 South LaSalle St., Suite 3505

Chicago, IL 60603

Koji F. Fukumura COOLEY LLP 4401 Eastgate Mall San Diego, CA 92121-9109

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IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound.

July 23, 2012

GLANCY BINKOW & GOLDBERG LLP

/s/ Lionel Z. Glancy

Lionel Z. Glancy (134180)

Robin Bronzaft Howald (110280)

Coby M. Turner (266298)

1925 Century Park East, Suite 2100

Los Angeles, CA 90067

Telephone: 310-201-9150

Facsimile: 310-201-9160

info@glancylaw.com

Co-Lead Counsel for Plaintiffs

July 23, 2012

POMERANTZ HAUDEK GROSSMAN & GROSS LLP

/s/ Patrick V. Dahlstrom

Patrick V. Dahlstrom

Joshua B. Silverman

10 South LaSalle Street, Suite 3505

Chicago, IL 60603

Telephone: 312-377-1181

Facsimile: 312-377-1184

jbsilverman@pomlaw.com

Co-Lead Counsel for Plaintiffs

July 23, 2012	COOLEY LLP /s/ Koji F. Fukumura Koji F. Fukumura (189719) 4401 Eastgate Mall San Diego, CA 92121 Telephone: 858-550-6000 Facsimile: 858-550-6420 kfukumura@cooley.com
Attorneys for Defendants MannKind Corp., Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, and Peter C. Richardson

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